ACACIA CAPITAL CORPORATION
                   CALVERT RESPONSIBLY INVESTED
                    STRATEGIC GROWTH PORTFOLIO

                 Prospectus dated April 30, 1997
               Date of Supplement: December 2, 1997


* Effective January 1, 1998, Acacia Capital Corporation will be renamed Calvert Variable Series, Inc. and the Calvert
Responsibly Invested Strategic Growth Portfolio will be renamed
Calvert Social Small Cap Growth Portfolio. All references in the prospectus to the Acacia Capital Corporation and Calvert
Responsibly Invested Strategic Growth Portfolio should be changed to reflect the new name.

* At a Special Meeting of Shareholders held on December 2, 1997, shareholders approved new investment objective, policies and restrictions, new investment advisory and subadvisory agreements, as well as approved Acacia Capital Corporation and the Investment Advisor entering into and materially amending the investment subadvisory agreement in the future without shareholder approval, with respect to the Portfolio. These changes are all effective as of the date of this supplement.

Accordingly, the following changes have been made to the Portfolio pursuant to shareholder approval, and are made to the Portfolio's Prospectus dated April 30, 1997:

Replace the 2nd paragraph on the cover page of the Prospectus with the following:

         The Portfolio seeks to achieve long-term capital appreciation by investing primarily in the equity securities of small companies1 publicly traded in the United States. In seeking capital appreciation, the Portfolio invests primarily in the equity securities of small capitalized growth companies (including American Depositary Receipts ("ADRs")) that have historically exhibited exceptional growth characteristics and that, in the Adviser's opinion, have strong earnings potential relative to the U.S. market as a whole. The Portfolio will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Portfolio will be successful in meeting its objective since there is risk involved in the ownership of all equity securities. See "Investment Objective and Policies."

                INVESTMENT OBJECTIVE AND POLICIES

Replace the 2nd and 3rd paragraphs on page 3 of the Prospectus with the following:

         The investment objective of the Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. In seeking capital appreciation, the Portfolio invests primarily in equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that, in the Adviser's opinion, have strong earnings potential relative to the U.S. market as a whole. The Portfolio's investment objective is not fundamental and may be changed without shareholder approval.

         The Portfolio pursues the objective of capital appreciation by investing primarily in equity securities of primarily small companies with promising growth potential. These companies typically are developing innovative products or services to seize emerging opportunities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities of companies publicly traded in the United States (currently those with a total market capitalization of under $1 billion at the time of the Portfolio's initial investment).

         The Portfolio considers issuers of all industries with operations in all geographic markets, and does not seek interest income or dividends. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. The Portfolio may hold cash or cash equivalents for temporary defensive purposes or to enable it to take advantage of buying opportunities. There is, of course, no assurance that the Portfolio will be successful in meeting its objective.

         Companies whose capitalization increases or decreases after initial purchase by the Portfolio continue to be considered small-capitalized for purposes of the 65% policy. Accordingly, less than 65% of the Portfolio's total assets may be invested in securities of issuers of companies publicly traded in the United States (currently those with a total market capitalization of less than $1 billion).

         The Portfolio will normally be as fully invested as practicable in common stocks (including ADRs), but also may invest in warrants and rights to purchase common stocks and in debt securities and preferred stocks convertible into common stocks (collectively, "equity securities").

         While any investment in securities carries a certain degree of risk, the approach of the Portfolio is designed to maximize growth in relation to the risks assumed. The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies. Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership.

         Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly an investment in the Portfolio may not be appropriate for all investors.

Delete the 5th and 6th paragraphs on page 3 and the 1st through 5th paragraphs on page 4 of the Prospectus as the Portfolio will no longer employ the econometric forecasting model, the "Five
Market Principles."

Replace the last paragraph on page 4 of the Prospectus with the following:

         Under normal market conditions the Portfolio strives to be fully invested in securities. However, for temporary defensive purposes -- which may include a lack of adequate purchase candidates or an unfavorable market environment -- the Portfolio may invest up to 35% of its total assets in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

Replace the last paragraph on page 4 with the following, also deleting the last paragraph beginning on page 6, the entirety of page 7, and the 1st through 5th paragraphs on page 8 of the
Prospectus:

         In extraordinary circumstances, the Portfolio may use options and futures contracts to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolio can use these practices only as protection against an adverse move of the holdings in the Portfolio to adjust the risk and return characteristics of the Portfolio. The decision to invest in these instruments will be based on market conditions, regulatory limits and tax considerations. If market conditions are judged incorrectly, a strategy does not correlate well with the Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Any instruments determined to be illiquid are subject to the Portfolio's limitation on illiquid securities. See below and the Statement of Additional Information for more details about these strategies.

         There can be no assurance that engaging in options, futures, or any other investment strategy will be successful. While defensive strategies are designed to protect the Portfolio from potential declines, if market values or other economic factors are misgauged, the Portfolio may be worse off than had it not employed the defensive strategy. While an attempt is made to assess market and equity risk and thereby prevent declines in the value of the Portfolio's portfolio holdings, there is a risk of imperfect or no correlation between price movements of portfolio investments and instruments used as part of an investment strategy, so that a loss may be incurred. While such strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they can or may offset favorable price movements. The use of these strategies may result in a disadvantage to the Portfolio if the Portfolio is not able to purchase or sell a portfolio holding at an optimal time due to the need to cover its transaction in its segregated account, or due to the inability of the Portfolio to liquidate its position because of its relative illiquidity.

Replace the 3rd paragraph on page 5 of the Prospectus with the following:

         The Portfolio may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, although it does not currently intend to lend more than 5% of its portfolio securities. The advantage of such loans is that the Portfolio continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio's investment objective, policies and restrictions. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially.

Delete the 4th and 5th paragraphs on page 5 of the Prospectus as the Portfolio will not engage in these types of investment techniques.

Replace the last paragraph beginning on page 5 and the 1st through 6th paragraphs on page 6 with the following, also deleting the last paragraph beginning on page 8 and the 1st through 4th paragraphs on page 9 of the Prospectus as the Portfolio will not invest in foreign securities (other than through ADRs) or conduct foreign currency exchange transactions:

ADRs

         The Portfolio may invest up to 15% of its total assets in ADRs which are traded in the U.S. on exchanges or over the counter and are generally sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Portfolio may avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Delete the 2nd paragraph on page 10 of the Prospectus as the Portfolio is now diversified.

Insert the following after the 3rd paragraph on page 10 of the
Prospectus:

Real Estate Investment Trusts

         The Portfolio also may invest in real estate investment trusts ("REITs"), including equity REITs, which own real estate properties, and mortgage REITs, which make construction, development and long-term mortgage loans. The risks associated with REITs include default by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified.

                   THE FUND AND ITS MANAGEMENT

Replace the, 4th and 5th paragraphs on page 11 of the Prospectus with the following:

Investment Advisor and Subadvisor

         The Subadvisor to the Portfolio is Awad & Associates ("AWAD"). AWAD is located at 477 Madison Avenue, New York, New York 10022. AWAD had $947 million in assets under management as of September 30, 1997. The Subadvisor manages the investment and reinvestment of the assets of the Portfolio, although the Advisor may screen potential investments for compatibility with the Portfolio's social criteria.

         The Portfolio will be managed by a team of investment professionals. The senior investment officer is James D. Awad. Mr. Awad has been in the investment business since 1965, focusing on research and portfolio management. Prior to forming AWAD, he was founder and President of BMI Capital, a successful money management firm. In addition, he has managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad earned an MBA from Harvard Business School and a BS Cum Laude from Washington & Lee University.

         Dennison T. Veru is President of AWAD. Mr. Veru joined AWAD in 1992 coming from Smith Barney Harris Upham where he was Senior Vice President of the firm's Whiffletree Capital Management division specializing in small and medium capitalization stocks. From 1988 through 1990, he was a Vice President of Broad Street Investment Management. Prior to that, he was an Assistant Vice President at Drexel Burnham Lambert. Mr. Veru is a graduate of Franklin and Marshall College.

         AWAD also manages the Calvert Strategic Growth Fund and Calvert New Vision Small Cap Fund series both of The Calvert Fund, an open-end investment company sponsored by Calvert Group, Ltd.

         The Portfolio has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolio, pursuant to approval by the Board of Trustees, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisory Agreement " in the SAI for further details.

Replace the last paragraph on page 11 and the 1st and 2nd paragraphs (including charts) on page 12 of the Prospectus with the following:

Advisory Fee

         Effective October 1, 1997, the Investment Advisor is entitled to receive from the Portfolio a monthly base fee, computed on a daily basis at an annual rate of 0.90% of the average daily net assets of the Portfolio.

         For fiscal year 1996, the Investment Advisor received from the Portfolio a monthly base fee, computed on a daily basis at an annual rate of 1.50% of the average daily net assets of the Portfolio, plus a performance fee adjustment of 0.01%.

         Effective October 1, 1997, the Advisor pays the Subadvisor a base fee of 0.40% of the Portfolio's average daily net assets. For fiscal year 1996, the Advisor paid the
Subadvisor a base fee of 0.95% of the Portfolio's average net assets.

--------
1 Currently those with a total capitalization of less than $1 billion at the time of the Fund's initial investment.

                 ACACIA CAPITAL CORPORATION'S
           CALVERT RESPONSIBLY INVESTED PORTFOLIOS
             Statement of Additional Information
                        April 30, 1997
                   Revised December 2, 1997

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with each of the separate Calvert Responsibly Invested Portfolio Prospectuses, dated April 30, revised December 2, 1997, which may be obtained free of charge by calling (800) 368-2748 or by writing to the Portfolio at 4550 Montgomery Avenue, Bethesda, Maryland 20814.

TABLE OF CONTENTS

Investment Objectives and Policies                               1
Investment Restrictions                                          9
Investment Selection Process                                    16
Portfolio Turnover                                              19
Purchase and Redemption of Shares                               19
Determination of Net Asset Value                                19
Taxes                                                           20
Calculation of Yield and Total Return                           21
Investment Advisory Agreement                                   22
Directors and Officers                                          24
Method of Distribution                                          26
Transfer Agent                                                  26
General Information                                             26
Reports to Shareholders and Policyholders                       27
Additional Information                                          27
Financial Statements                                            27
Independent Accountants and Custodians                          27
Appendix                                                        27

              INVESTMENT OBJECTIVES AND POLICIES

         Acacia Capital Corporation ("the Fund") offers investors the opportunity to invest in several professionally managed securities portfolios which may be more diversified, stable and liquid than might be obtainable by an investor on an individual basis. In addition, the Fund's Calvert Responsibly Invested ("CRI") Portfolios offer the opportunity for growth of capital or current income through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. The Calvert Responsibly Invested Portfolios offer investors a choice of five separate portfolios selected with a concern for the social impact of each investment: CRI Money Market, Balanced, Capital Accumulation, Global and Small Cap Portfolios. References to the "Investment Advisor" refer to the advisor appropriate to the Portfolio being discussed. (See "Investment Advisors")

Foreign Securities

         CRI Global may invest all of its assets in foreign securities, although it intends to invest part of its assets in securities of U.S. issuers. CRI Money Market, Balanced and Capital Accumulation may each invest up to 25%, and CRI Balanced may invest up to 10% of its assets in the securities of foreign issuers. CRI Money Market may purchase only high quality, U.S. dollar-denominated instruments. Investments in foreign securities may present risks not typically involved in domestic investments. Foreign securities may be affected by such circumstances as possible adverse changes in exchange control or investment regulations, expropriation or confiscatory taxation, political or economic instability, and diplomatic or other developments. In purchasing foreign securities, the
Portfolios may purchase American Depositary Receipts for such securities. These are certificates issued by United States banks evidencing the right to receive securities of the foreign issuer deposited in that bank or its correspondent bank.

         It is  contemplated  that the  Portfolios  may  trade
foreign securities on U.S. securities markets and stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets may not be as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. securities markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States.

         Additional costs may be incurred which are related to any international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolios change investments from one country to another or convert foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not generally subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.

         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. While such taxes or restrictions are not presently in effect, they may be reinstituted  from  time to time as a  means  of  fostering  a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest.

         Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will decline. Similarly, if the value of the foreign currency in which a security is denominated appreciates in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will appreciate. The Portfolios will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Portfolio will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

         Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Portfolio enters into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Foreign Money Market Instruments

         CRI Money Market may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. It is an operating (i.e., nonfundamental) policy of CRI Money Market that it may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Private Placements and Illiquid Securities

         Due to the particular social objective of the Portfolios, opportunities may exist to promote especially promising approaches to social goals through privately-placed investments. The private placement investments undertaken by the Portfolios, if any, may be subject  to a  high  degree  of  risk.  Such  investments  may involve relatively small and untried enterprises that have been selected in the first instance because of some attractive social objectives or policies. The Investment Advisors seek to structure the Portfolios' investments to provide the greatest assurance of attaining the intended investment return. It is an operating policy of the Portfolios that no private placements shall be acquired until the value of that Portfolio's investments exceeds $20 million.

         Many private placement investments have no readily available market and may therefore be considered illiquid. It is an operating policy of the Portfolios not to purchase illiquid securities if more than a certain percentage of the value of its net assets would be invested in such securities. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined by the Board of Directors to be liquid. The Board may delegate such determinations of liquidity to the Advisor, pursuant to guidelines and oversight by the Board. Portfolio investments in private placements and other securities for which market quotations are not readily available are valued at fair market value as determined by the Advisor under the direction and control of the Board.

Repurchase Agreements

         The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolio buys a security and the seller simultaneously agrees to repurchase the security at a specified time and price. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Board of Directors. In addition,  the  Portfolios  will  only  engage  in  repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

         The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

         During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

         The Portfolios' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Portfolio bears the risk that the market value of the securities sold by the Portfolio may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

GNMA Certificates-CRI Balanced

         The CRI Balanced Portfolio is not expected generally to invest more than a small portion of its assets in GNMA Certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans that are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration or guaranteed by the Veterans Housing Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

         Once  approved  by  GNMA,   the  timely   payment  of
interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be reinvested by the Series in additional securities.

         Because interest and principal payments on the underlying mortgages pass through to holders, the average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. However, because unscheduled principal payments on the underlying mortgages resulting from prepayment, refinancing or foreclosure are also passed through to holders, the average life of GNMA Certificates is normally substantially shorter than the original maturity of the underlying mortgage pools.

         The occurrence of mortgage prepayments is affected by factors including the level of interest rates, the degree of the increase or decrease in interest rates over time, general economic conditions, the location and age of the mortgage, and social and demographic conditions. Prepayments generally occur when interest rates have fallen; thus, reinvestments of principal prepayments will usually be at lower rates. Prepayments also tend to occur more frequently in mortgage pools with rates significantly higher than prevailing mortgage rates. The coupon rate of GNMA Certificates is lower than the interest rate paid on the underlying mortgages only by the amount of the fee paid to GNMA and the issuer, usually 1/2 of 1%. Therefore, GNMA Certificates trading at a premium, which are usually Certificates with coupon rates significantly higher than the rates of Certificates being issued at the time of purchase, are subject to greater risk of prepayment at par.

         The Investment Advisor will attempt, through careful evaluation of available GNMA issues and prevailing market conditions, to invest in GNMA Certificates which provide a high income return but are not subject to substantial risk of loss of principal. Accordingly, the Advisor may forego the opportunity to invest in certain issues of GNMA Certificates which would provide a high current income yield if the Advisor determines that such issues would be subject to a risk of prepayment and loss of principal over the long term that would outweigh the short-term increment in yield.

Noninvestment-grade Debt Securities

         CRI Balanced may invest in lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's). Subject to the Portfolio's investment policy provides that it may not invest more than 20% of its assets in securities rated below B by either rating service, or in unrated securities determined by the Advisor to be comparable to securities rated below B by either rating service. CRI Global may invest up to 5% of its assets in lower quality debt securities, and CRI Small Cap may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade and noninvestment-grade options. Noninvestment-grade securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix for a description of the ratings.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

         The quality limitation set forth in the Portfolios' investment policy is determined immediately after a Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy.

         When purchasing high-yielding securities, rated or unrated, the Advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Options and Futures Contracts

         CRI Global and Capital Accumulation may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Portfolios' social criteria, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below. Only in extraordinary circumstances may Small Cap use options and futures contracts to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values.

         These Portfolios will engage in such transactions only to hedge the existing positions in the respective Portfolios. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

         These Portfolios will not engage in such options or futures transactions unless they receive appropriate regulatory approvals permitting them to engage in such transactions. CRI Global, Small Cap and Capital Accumulation may not write options on more than 50% of their total assets. These Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

         Put and Call Options - These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Portfolios' social criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. In buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

         These Portfolios may purchase call options on securities that they may intend to purchase and that meet the Portfolios' social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

         Covered Options - These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. For call options, this means that so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

         When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security  at the call  option  price at any  time  during  the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option.

         When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security funds below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

         These Portfolios may purchase securities that may be covered by call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. The Portfolio turnover rate may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

         To preserve the Portfolio's status as a regulated investment company under Subchapter M of the Internal Revenue Code, it is the Portfolio's policy to limit any gains on put or call options and other securities held less than three months to less than 30% of a Portfolio's annual gross income.

         Risks Related to Options Transactions - The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

         Futures Transactions - These Portfolios may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

         A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the
Portfolio  being  obligated  to  make  such  payments  if  its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

         These Portfolios may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

         Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that each Portfolio invest in futures only for hedging purposes and that the aggregate initial margin on futures contracts and premium on options relating to futures shall not exceed 5% of the Portfolio's assets. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

         Options on Futures Contracts - These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a U.S. exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.

         The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

         Put Options on Futures Contracts - The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

         Call Options on Futures Contracts - The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

         Writing Call Options on Futures Contracts - The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

         Risks of Options and Futures Contracts - If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

         The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

         Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Foreign  Currency  Transactions  (Not  applicable to CRI Small
Cap or Money Market Portfolios)

         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Portfolios will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Advisors and Subadvisors believes that it is important to have the flexibility to enter into such forward contract when it determines that to do so is in a Portfolio's best interests.

         Foreign Currency Options (Not applicable to CRI Money Market, Small Cap or Balanced Portfolios).
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on or before a specified date. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller buyer may close its position any time prior to expiration of the option period. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Purchasing a foreign currency option can protect a Portfolio against adverse movement in the value of a foreign currency.

         Foreign    Currency   Futures    Transactions.    The
Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

                   INVESTMENT RESTRICTIONS

CRI BALANCED

Fundamental Investment Restrictions

         The Portfolio  has adopted the  following  investment
restrictions which, together with the foregoing investment objectives and fundamental policies, cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions).

The Portfolio may not:

         1.       Issue  senior  securities   (except
         that it may  borrow  money as  described  in
         restriction 11 below).
         2.       With  respect  to at  least  75% of
         the value of its total  assets,  invest more
         than  5%  of  its   total   assets   in  the
         securities  (other  than  securities  issued
         or   guaranteed   by   the   United   States
         Government     or    its     agencies     or
         instrumentalities)   of   any   one   issuer
         (including  repurchase  agreements  with any
         one bank).
         3.       Purchase  more than  either (1) 10%
         in  principal   amount  of  the  outstanding
         debt  securities  of an issuer,  or (ii) 10%
         of the outstanding  voting  securities of an
         issuer,   except   that  such   restrictions
         shall  not  apply to  securities  issued  or
         guaranteed by the United  States  Government
         or its agencies or instrumentalities.
         4.       Invest  more  than 25% of its total
         assets   in  the   securities   of   issuers
         primarily  engaged  in  the  same  industry.
         For purposes of this  restriction,  gas, gas
         transmission,     electric,    water,    and
         telephone    utilities    each    will    be
         considered   a   separate   industry.   This
         restriction  does not  apply to  obligations
         of domestic  branches  of domestic  banks or
         savings   and   loan   associations   or  to
         obligations  issued  or  guaranteed  by  the
         United  States  Government,  its agencies or
         instrumentalities.
         5.       Invest   in   companies   for   the
         purpose  of  exercising  control  (along  or
         together with the other Portfolios).
         6.       Purchase    securities   of   other
         investment     companies,     [except     in
         connection   with   a   trustee's/director's
         deferred   compensation  plan,  as  long  as
         there is no  duplicaton  of  advisory  fees;
         or]  except  in  connection  with a  merger,
         consolidation,         acquisition        or
         reorganization,  or by  purchase in the open
         market   of    securities    of   closed-end
         investment  companies  where no  underwriter
         or  dealer's  commission  or  profit,  other
         than  customary  broker's   commission,   is
         involved,  if  immediately   thereafter  the
         Portfolio   would  own:  (a)  securities  of
         investment  companies  having  an  aggregate
         value in excess  of 10% of such  Portfolio's
         total  assets;  (b)  more  than  3%  of  the
         outstanding  voting stock of the  investment
         company;    or   (c)   securities   of   the
         investment   company   having  an  aggregate
         value  in  excess  of 5% of the  Portfolio's
         total assets.
         7.       Purchase or sell  interests in oil,
         gas  or   other   mineral   exploration   or
         development      programs,      commodities,
         commodity  contracts,  real estate  mortgage
         loans,   except  that  each   Portfolio  may
         purchase   securities   of   issuers   which
         invest  or  deal  in any of the  above,  and
         except  that each  Portfolio  may  invest in
         securities  that are  secured by real estate
         or real estate  mortgages.  This restriction
         does not  apply  to  obligations  issued  or
         guaranteed     by    the    United    States
         Government,       its       agencies      or
         instrumentalities.
         8.       Purchase any  securities  on margin
         (except that the  Portfolio  may obtain such
         short-term  credit as may be  necessary  for
         the  clearance  of  purchases  and  sales of
         portfolio  securities)  or make short  sales
         of securities or maintain a short position.
         9.       Make  loans,  except as provided in
         (10)  below  or  through  the   purchase  of
         obligations  in  private  placements  or  by
         entering  into  repurchase  agreements  (the
         purchase  of   publicly-traded   obligations
         are not to be  considered  the  making  of a
         loan).
         10.      Lend its  securities  in  excess of
         10%  of  its  total  assets,  provided  that
         such loan shall be made in  accordance  with
         the   guidelines   set  forth   below  under
         "Lending of Portfolio Securities."
         11.      Borrow  amounts in excess of 10% of
         its total  assets  taken at market  value at
         the time of the  borrowing,  and  then  only
         from  banks  as  a  temporary   measure  for
         extraordinary or emergency  purposes,  or to
         meet   redemption    requests   that   might
         otherwise  require the untimely  disposition
         of  securities,  and not for  investment  or
         leveraging,    except   by   entering   into
         reverse  repurchase  agreements.  Borrowings
         and reverse repurchase  agreements  combined
         will not  exceed 1/3 of a  Portfolio'  total
         assets,  and  additional   investments  will
         not be made  by a  Portfolio  if  borrowings
         exceed 5% of its total assets.
         12.      Mortgage,  pledge,  hypothecate  or
         in any  manner  transfer,  as  security  for
         indebtedness,  any securities  owned or held
         by   such   Portfolio   except   as  may  be
         necessary   in   connection   with   reverse
         repurchase    agreements    or    borrowings
         mentioned  in  (11)  above,  and  then  such
         mortgaging,  pledging or  hypothecating  may
         not  exceed  10% of  such  Portfolio'  total
         assets.  In order  to  comply  with  certain
         state  statutes,  such  Portfolio  will not,
         as a matter of operating  policy,  mortgage,
         pledge  or  hypothecate  its  securities  to
         the extent  that at any time the  percentage
         of the  value  of  pledged  securities  plus
         the  maximum  sales  charge  will exceed 10%
         of the  value of such  Portfolio  shares  at
         the maximum offering price.
         13.      Underwrite   securities   of  other
         issuers  except  insofar  as  the  Portfolio
         may  be  deemed  an  underwriter  under  the
         Securities  Act of  1933 in  selling  shares
         of each  Portfolio,  and except as it may be
         deemed   such  in  a  sale   of   restricted
         securities.
         14.      Write,   purchase   or  sell  puts,
         calls or  combinations  thereof,  except  in
         connection with when-issued securities.
         15.      Invest  in  securities  of  foreign
         issuers if at the time of  acquisition  more
         than  10%  of  its  total  assets  taken  at
         market    value   at   the   time   of   the
         investment,   would  be   invested  in  such
         securities.
         16.      Participate  on a joint (or a joint
         and  several)  basis in any trading  account
         in  securities  (but this does not  prohibit
         the  "bunching"  of  orders  for the sale or
         purchase of  Portfolio  securities  with the
         other   Portfolio  or  with  other  accounts
         advised  or  sponsored  by  the   Investment
         Advisor or any of its  affiliates  to reduce
         brokerage   commissions   or   otherwise  to
         achieve   best   overall   execution;    see
         "Investment Advisor," below):
         17.      Purchase  or retain the  securities
         of any issuer,  if, to the  knowledge of the
         Portfolio,  officers  and  directors  of the
         Portfolio,  the Investment  Advisor,  or any
         subsidiary     thereof,      each     owning
         beneficially  more  than  1/2  of 1% of  the
         securities  of  such  issuer,   own  in  the
         aggregate more than 5% of the securities of such issuer.
         18.      Invest  more  than 10% of its total
         assets in repurchase agreements maturing in more than seven days and other illiquid investments.

         To comply with certain state investment restrictions, the Portfolio will not, as a matter of operating policy, permit any Portfolio to purchase or otherwise acquire the securities of any issuer, other than securities issued or guaranteed as to principal and interest by the United States, if immediately after such purchase or acquisition the value of such investment, together with prior  investments  of that  Portfolio  in the  securities  of such issuer, would exceed 10% of the value of the Portfolio's assets. The Portfolio may change or modify this policy only if the Portfolio obtains a waiver of the applicable requirement from the commissioner of insurance of the state imposing the requirement.

CRI MONEY MARKET AND GLOBAL

Fundamental Investment Restrictions

         The Portfolios have adopted the following investment restrictions which, together with the foregoing investment objectives and fundamental policies, cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions).

The Portfolios may not:

         1.       With  respect  to  75%  of  assets,
         purchase  securities  of any  issuer  (other
         than  obligations  of, or guaranteed by, the
         United  States  Government,  its agencies or
         instrumentalities)  if,  as a  result,  more
         than 5% of the  value  of its  total  assets
         would  be  invested  in  securities  of that
         issuer.
         2.       Concentrate  more  than  25% of the
         value  of its  assets  in any one  industry;
         provided,   however,   that   there   is  no
         limitation  with respect to  investments  in
         obligations  issued  or  guaranteed  by  the
         United  States  Government  or its  agencies
         and   instrumentalities,    and   repurchase
         agreements  secured  thereby or with respect
         to investments  in money market  instruments
         of banks.
         3.       Purchase   more  than  10%  of  the
         outstanding   voting   securities   of   any
         issuer.
         4.       Make loans  other than  through the
         purchase  of money  market  instruments  and
         repurchase  agreements  or by  the  purchase
         of   bonds,   debentures   or   other   debt
         securities.  The  purchase by the  Portfolio
         of  all  or  a   portion   of  an  issue  of
         publicly  or  privately   distributed   debt
         obligations    in   accordance    with   its
         investment    objective,     policies    and
         restrictions,   shall  not   constitute  the
         making of a loan.
         5.       Underwrite  the securities of other
         issuers,   except  to  the  extent  that  in
         connection   with  the  disposition  of  its
         portfolio  securities,  the Portfolio may be
         deemed to be an underwriter.
         6.       Purchase  from  or  sell  to any of
         the Fund's  officers or Directors,  or firms
         of  which  any  of  them  are  members,  any
         securities  (other  than  capital  stock  of
         the  Portfolio),  but such  persons or firms
         may act as  brokers  for the  Portfolio  for
         customary commissions.
         7.       Borrow  money,  except  from  banks
         for  temporary  or  emergency  purposes  and
         then  only  in an  amount  up to  10% of the
         value of the  Portfolio's  total  assets and
         except by  engaging  in  reverse  repurchase
         agreements;  provided,  however, that it may
         only    engage   in    reverse    repurchase
         agreements  so  long  as,  at  the  time  it
         enters    into    a    reverse    repurchase
         agreement,   the  aggregate   proceeds  from
         outstanding  reverse repurchase  agreements,
         when added to other  outstanding  borrowings
         permitted  by this  section,  do not  exceed
         33 1/3%  of the  Portfolio's  total  assets.
         In   order   to   secure    any    permitted
         borrowings     and    reverse     repurchase
         agreements    under   this   section,    the
         Portfolio    may    pledge,    mortgage   or
         hypothecate its assets.
         8.       Make short sales of  securities  or
         purchase  any  securities  on margin  except
         that   the   Portfolio   may   obtain   such
         short-term  credits as may be necessary  for
         the  clearance  of  purchases  and  sales of
         securities.  The  deposit  or payment by the
         Portfolio of initial or  maintenance  margin
         in   connection   with   financial   futures
         contracts  or related  options  transactions
         is  not   considered   the   purchase  of  a
         security on margin.
         9.       Write,   purchase   or  sell  puts,
         calls or  combinations  thereof  except that
         the      Portfolio     may     (a)     write
         exchange-traded   covered  call  options  on
         portfolio    securities   and   enter   into
         closing purchase  transactions  with respect
         to  such  options,  and  the  Portfolio  may
         write  exchange-traded  covered call options
         on  foreign   currencies   and  secured  put
         options   on    securities    and    foreign
         currencies   and  write   covered  call  and
         secured  put  options  on   securities   and
         foreign    currencies    traded   over   the
         counter,  and enter  into  closing  purchase
         transactions  with respect to such  options,
         (b)  purchase  exchange-traded  call options
         and put  options and  purchase  call and put
         options  traded over the  counter,  provided
         that the  premiums on all  outstanding  call
         and  put  options  do not  exceed  5% of its
         total  assets,  and enter into  closing sale
         transaction  with  respect to such  options,
         and  (c)   engage   in   financial   futures
         contracts      and      related      options
         transactions,  provided  that the sum of the
         initial margin  deposits on the  Portfolio's
         existing   futures   and   related   options
         positions   and  the   premiums   paid   for
         related  options  would not exceed 5% of its
         total assets.
         10.      Invest    for   the    purpose   of
         exercising    control   or   management   of
         another issuer.
         11.      Invest in commodities,  commodities
         futures    contracts,    or   real   estate,
         although it may invest in  securities  which
         are  secured by real  estate or real  estate
         mortgages  and  securities  of issuers which
         invest  or  deal in  commodities,  commodity
         futures,   real   estate   or  real   estate
         mortgages   and   provided   that   it   may
         purchase  or  sell  stock   index   futures,
         foreign  currency  futures,   interest  rate
         futures and options thereon.
         12.      Purchase   or   retain   securities
         issued  by  investment  companies  except to
         the  extent   permitted  by  the  Investment
         Company  Act  of  1940,  as  amended;  or in
         connection   with   a   trustee's/director's
         deferred   compensation  plan,  as  long  as
         there is no duplication of advisory fees.

Nonfundamental Investment Restrictions

         CRI Money Market and Global have adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval. None of these Portfolios may:

         1.       Purchase  the   securities  of  any
         issuer   with   less   than   three   years'
         continuous  operation if, as a result,  more
         than 5% of the  value  of its  total  assets
         would  be  invested  in  securities  of such
         issuers.
         2.       Purchase  illiquid   securities  if
         more  than  10%  (15%  for  Global)  of  the
         value of a  Portfolio's  net assets would be
         invested  in such  securities.  A  Portfolio
         may  buy and  sell  securities  outside  the
         U.S.  that are not  registered  with the SEC
         or marketable in the U.S.
         3.       Purchase  or retain  securities  of
         any  issuer if the  officers,  directors  of
         the  Portfolio  or  its   Advisors,   owning
         beneficially  more  than  1/2  of 1% of  the
         securities  of  such  issuer,  together  own
         beneficially  more than 5% of such  issuer's
         securities.
         4.       Invest in  warrants if more than 5%
         of the value of the  Portfolio's  net assets
         would be invested in such securities.
         5.       Invest in  interests  in oil,  gas,
         or    other    mineral     exploration    or
         development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.

         Any investment restriction that involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets, and the excess is attributable to that event.

CRI SMALL CAP

Fundamental Investment Restrictions

         The Portfolio has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. The Portfolio may not:

         1.    With  respect  to  75%  of  its  total
              assets,   purchase  securities  of  any
              issuer (other than  obligations  of, or
              guaranteed   by,  the   United   States
              Government,     its     agencies     or
              instrumentalities)  if,  as  a  result,
              more  than 5% of the value of its total
              assets would be invested in  securities
              of that issuer.

         2.    Concentrate  25% or more of the  value
              of  its   total   assets   in  any  one
              industry;   provided,   however,   that
              there is no limitation  with respect to
              investments  in  obligations  issued or
              guaranteed   by   the   United   States
              Government    or   its   agencies   and
              instrumentalities,    and    repurchase
              agreements secured thereby.

         3.    Make loans of more than  one-third  of
              the total  assets  of the  Fund,  other
              than  through  the  purchase  of  money
              market   instruments   and   repurchase
              agreements   or  by  the   purchase  of
              bonds,   debentures   or   other   debt
              securities,    or   the    lending   of
              portfolio  securities  as  detailed  in
              the  prospectus,  or  as  permitted  by
              law.  The  purchase  by the Fund of all
              or a  portion  of an issue of  publicly
              or    privately     distributed    debt
              obligations  in  accordance   with  its
              investment   objective,   policies  and
              restrictions,  shall not constitute the
              making of a loan

         4.    Underwrite  the  securities  of  other
              issuers,  except  as  permitted  by the
              Board  of  Trustees  within  applicable
              law,  and except to the extent  that in
              connection  with the disposition of its
              portfolio  securities,  the Fund may be
              deemed to be an underwriter.

         5.    Issue  senior   securities  or  borrow
              money in an amount exceeding  one-third
              of  the  Fund's  total  assets,  or  as
              permitted  by law.  In order to  secure
              any  permitted  borrowings  under  this
              section, the Fund may pledge,  mortgage
              or hypothecate its assets.

         6.    Except as required in connection  with
              permissible   options,    futures   and
              commodity   activities   of  the  Fund,
              invest   in   commodities,    commodity
              futures  contracts,   or  real  estate,
              although  it may  invest in  securities
              which  are  secured  by real  estate or
              real estate  mortgages  and  securities
              of  issuers  which  invest  or  deal in
              commodities,  commodity  futures,  real
              estate  or real  estate  mortgages  and
              provided  that it may purchase or enter
              into futures  contracts  and options on
              futures  contracts,   foreign  currency
              futures,   interest  rate  futures  and
              options thereon.


Nonfundamental Investment Restrictions

         The  Portfolio  has adopted the  following  operating
(i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Trustees without shareholder approval. The Portfolio may not:

         7.    Purchase the  securities of any issuer
              with less than three years'  continuous
              operation  if, as a  result,  more than
              5% of the  value  of its  total  assets
              would  be  invested  in  securities  of
              such issuers.

         8.    Invest,  in the  aggregate,  more than
              15%  of  its  net  assets  in  illiquid
              securities.   Purchases  of  securities
              outside   the   U.S.   that   are   not
              registered  with the SEC or  marketable
              in the U.S. are not per se illiquid.

         9.    Purchase or retain  securities  of any
              issuer  if the  officers,  Trustees  of
              the  Fund,  or  its  Advisors,   owning
              beneficially  more  than  1/2  of 1% of
              the    securities   of   such   issuer,
              together own beneficially  more than 5%
              of such issuer's securities.

         10.   Invest in  warrants if more than 5% of
              the  value  of the  Fund's  net  assets
              would be invested in such securities.

         11.   Invest in  interests  in oil,  gas, or
              other    mineral     exploration     or
              development    programs    or   leases,
              although  it may  invest in  securities
              of issuers  which  invest in or sponsor
              such programs.

         12.   Purchase  from  or  sell to any of the
              Fund's   officers   or   trustees,   or
              companies  of  which  any of  them  are
              directors,  officers or employees,  any
              securities   (other   than   shares  of
              beneficial  interest of the Fund),  but
              such   persons  or  firms  may  act  as
              brokers  for  the  Fund  for  customary
              commissions.

         13.   Invest   in  the   shares   of   other
              investment    companies,    except   as
              permitted  by the  1940  Act  or  other
              applicable    law,   or   pursuant   to
              Calvert's     non-qualified    deferred
              compensation  plan adopted by the Board
              of  Trustees,  in  any  event,  not  to
              exceed 5% of the Fund's net assets.

         14.   With  respect  to  75%  of  its  total
              assets,  invest  10%  or  more  of  its
              assets in the voting  securities of any
              one issuer.

         Any investment restriction (with the exception of borrowings and illiquid holdings) which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


CRI CAPITAL ACCUMULATION

Fundamental Investment Restrictions

         The Portfolio has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. The Portfolio may not:

         1.       With  respect to 50% of its assets,
         purchase  securities  of any  issuer  (other
         than  obligations  of, or guaranteed by, the
         United  States  Government,  its agencies or
         instrumentalities)  if,  as a  result,  more
         than 5% of the  value  of its  total  assets
         would  be  invested  in  securities  of that
         issuer.  The  remaining  50%  of  its  total
         assets    may    be     invested     without
         restriction,  except as disclosed  elsewhere
         in the  Prospectus  or SAI and  except  that
         no  more  than  25% may be  invested  in the
         securities of any one issuer.
         2.       Concentrate  25%  or  more  of  the
         value  of its  assets  in any one  industry;
         provided,   however,   that   there   is  no
         limitation  with respect to  investments  in
         obligations  issued  or  guaranteed  by  the
         United  States  Government  or its  agencies
         and   instrumentalities,    and   repurchase
         agreements secured thereby.
         3.       Make  loans of more than  one-third
         of  the  assets  of  the  Portfolio,  or  as
         permitted   by  law.  The  purchase  by  the
         Portfolio  of all or a  portion  of an issue
         of publicly or  privately  distributed  debt
         obligations    in   accordance    with   its
         investment    objective,     policies    and
         restrictions,   shall  not   constitute  the
         making of a loan.
         4.       Underwrite  the securities of other
         issuers,  except as  permitted  by the Board
         of  Directors  within  applicable  law,  and
         except  to the  extent  that  in  connection
         with  the   disposition   of  its  portfolio
         securities,  the  Fund may be  deemed  to be
         an underwriter.
         5.       Purchase  from  or  sell  to any of
         the  Fund's   officers  or   directors,   or
         companies   of   which   any  of  them   are
         directors,   officers  or   employees,   any
         securities    (other    than    shares    of
         beneficial  interest of the Portfolio),  but
         such  persons  or firms  may act as  brokers
         for the Fund for customary commissions.
         6.       Except as  required  in  connection
         with   permissible   options,   futures  and
         commodity   activities  of  the   Portfolio,
         invest  in  commodities,  commodity  futures
         contracts,   real   estate  or  real  estate
         limited   partnerships,   although   it  may
         invest in  securities  which are  secured by
         real  estate or real  estate  mortgages  and
         securities  of issuers  which invest or deal
         in  commodities,   commodity  futures,  real
         estate   or  real   estate   mortgages   and
         provided   that  it  may  purchase  or  sell
         stock  index   futures,   foreign   currency
         futures,  interest  rate futures and options
         thereon.
         7.       Invest  in  the   shares  of  other
         investment  companies,  except as  permitted
         by the  1940 Act or  other  applicable  law,
         or   pursuant  to   Calvert's   nonqualified
         deferred  compensation  plan  adopted by the
         Board  of  Directors  in an  amount  not  to
         exceed 10% or as permitted by law.
         8.       Purchase   more  than  10%  of  the
         outstanding   voting   securities   of   any
         issuer.

Nonfundamental Investment Restrictions

         Capital   Accumulation   has  adopted  the  following
operating  (i.e.,   nonfundamental)  investment  policies  and
restrictions which may be changed by the Board of Directors without shareholder approval. The Fund may not:

         9.       Purchase  the   securities  of  any
         issuer   with   less   than   three   years'
         continuous  operation if, as a result,  more
         than 5% of the  value  of its  total  assets
         would  be  invested  in  securities  of such
         issuers.
         10.      Invest,  in  the  aggregate,   more
         than  15%  of its  net  assets  in  illiquid
         securities.    Purchases    of    securities
         outside  the U.S.  that  are not  registered
         with the SEC or  marketable  in the U.S. are
         not per se illiquid.
         11.      Invest,  in  the  aggregate,   more
         than   5%  of   its   net   assets   in  the
         securities   of  issuers   restricted   from
         selling to the public  without  registration
         under   the    Securities   Act   of   1933,
         excluding  restricted   securities  eligible
         for  resale  pursuant  to  Rule  144A  under
         that   statute.   Purchases  of   securities
         outside  the U.S.  that  are not  registered
         with the SEC or  marketable  in the U.S. are
         not per se  restricted.
         12.      Make short sales of  securities  or
         purchase  any  securities  on margin  except
         that  the Fund may  obtain  such  short-term
         credits   as  may  be   necessary   for  the
         clearance   of   purchases   and   sales  of
         securities.  The  depositor  payment  by the
         Fund of  initial  or  maintenance  margin in
         connection     with    financial     futures
         contracts  or related  options  transactions
         is  not   considered   the   purchase  of  a
         security on margin.
         13.      Purchase  or retain  securities  of
         any  issuer if the  officers,  Directors  of
         the   Fund   or   its    Advisors,    owning
         beneficially  more  than  1/2  of 1% of  the
         securities  of  such  issuer,  together  own
         beneficially  more than 5% of such  issuer's
         securities.
         14.      Invest in  warrants if more than 5%
         of the value of the  Portfolio's  net assets
         would be invested in such securities.
         15.      Invest in  interests  in oil,  gas,
         or    other    mineral     exploration    or
         development  programs or leases  although it
         may invest in  securities  of issuers  which
         invest in or sponsor such programs.
         16.      Borrow  money,  except  from  banks
         for  temporary  or emergency  purposes,  and
         then  only  in  an  amount   not  to  exceed
         one-third of the  Portfolio's  total assets,
         or as  permitted  by law. In order to secure
         any   permitted    borrowings   under   this
         section,    the    Portfolio   may   pledge,
         mortgage or hypothecate its assets.
         17.      Invest    for   the    purpose   of
         exercising    control   or   management   of
         another issuer.

         For purposes of the Portfolio's concentration policy contained in restriction (2), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

Virginia Law Restrictions

         In addition to the investment restrictions described above, the Portfolios will comply with restrictions contained in the current Virginia Insurance Laws in order that the assets of the Variable Accounts may be invested in Portfolio shares. The Virginia Insurance Laws currently permit the Variable Accounts to invest in Portfolio shares without restricting the Portfolios' investments. However, those laws or their interpretation may change.

Lending of Portfolio Securities

         Subject to the investment restrictions above, a Portfolio may lend its securities to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities. At all times while the loan is outstanding, collateral will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income the Portfolio lending its securities. Such loans will be terminable by the Portfolio at any time and will not be made to affiliates of the Portfolio. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for arranging loans. The dividends, interest and other distributions received by the Portfolio on loaned securities, for tax purposes, may be treated as income other than qualified income for purposes of the 90% test discussed below under "Taxes." The Portfolios intend to lend their securities only to the extent that such activity does not jeopardize their qualification as a regulated investment company under certain provisions of the Internal Revenue Code. Loans of securities will be made only to firms that the Investment Advisor deems creditworthy. However, as with any extensions of credit, there are risks of delay in recovery and even loss of rights in the collateral should the borrower of securities fail financially.

When-Issued and Delayed Delivery Securities

         From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place a month or more after the date of the transactions. The securities purchased in this manner are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes a commitment to purchase securities on a when-issued or delayed delivery basis, the price is fixed and the Portfolio will record the transaction and thereafter reflect the value, each day, of the security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

         The Portfolio will enter commitments for when-issued or delayed delivery securities only when it intends to acquire the securities. Accordingly, each Portfolio will establish a segregated account with the Portfolio's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. Subject to this restriction, a Portfolio may purchase these securities without limit.

                 INVESTMENT SELECTION PROCESS

         Investments in the Portfolios are selected on the basis of their ability to contribute to the dual objective of the Portfolios. The Subadvisors have each developed a number of techniques for evaluating the performance of issuers in each of these areas. The primary sources of information are reports published by the issuers themselves, the reports of public agencies, and the reports of groups which monitor performance in particular areas. These sources of information are sometimes augmented with direct interviews or written questionnaires addressed to the issuers. It should be recognized, however, that there are few generally accepted measures by which achievement in these areas can be readily distinguished; therefore, the development of suitable measurement techniques is largely within the discretion and judgment of the Advisors and Subadvisors of the Portfolio.

         In  making  investment  selections,   each  Portfolio
Manager determines and evaluates the appropriate portfolio composition on the basis of asset prices and the perceived consequences and probabilities of various economic outcomes that it deems possible. It then evaluates numerous individual securities as candidates to fulfill the Portfolio's investment objective and policies. Securities remain candidates for inclusion in the Portfolios only if their prices and other characteristics indicate that they have the potential to perform in a way that is representative of their class of securities under the different economic outcomes considered more probable by the Advisor or Subadvisor.

         Candidates for inclusion in any particular class of assets are then examined according to the social criteria. The issuers are classified into three categories of suitability under the social criteria. In the first category are those issuers which exhibit unusual positive accomplishment with respect to some of the criteria and do not fail to meet minimum standards with respect to the remaining criteria. To the greatest extent possible, investment  selections  are  made  from  this  group.  In  the second category are those issuers which meet minimum standards with respect to all the criteria but do not exhibit outstanding accomplishment with respect to any criterion. This category includes issuers which may lack an affirmative record of accomplishment in these areas but which are not known by the Advisor or Subadvisor to violate any of the social criteria. The third category under the social criteria consists of issuers which flagrantly violate, or have violated, one or more of those values, for example, a company which repeatedly engages in unfair labor practices. The Portfolios will not knowingly purchase the securities of issuers in this third category.

         It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies. The Advisor and Subadvisors, however, believe that within the first and second categories there are sufficient investment opportunities to permit full investment among issuers that satisfy the Portfolios' social investment objective.

         To the greatest extent possible, the same social criteria is applied to the purchase of non-equity securities as to equity investments. Bank certificates of deposit, commercial paper, repurchase agreements, and corporate bonds are judged in the same way as a prospective purchase of the bank's or issuing company's common stock. The Portfolios may invest, however, in certificates of deposit of banks and savings and loan associations in which the Portfolios would not otherwise invest because such institutions have assets of $1 billion or less, but generally only to the extent all such investments are fully insured as to principal by the Federal Deposit Insurance Corporation.

         Obligations issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Government. Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality are supported by the full faith and credit of the U.S. Government. These include obligations issued by the Export-Import Bank, Farmers Home Administration, Government National Mortgage Association, Postal Service, Merchant Marine, and Washington Metropolitan Area Transit Authority. The Portfolios may also invest in other U.S. Government agency or instrumentality obligations which are supported only by the credit of the agency or instrumentality and may be further supported by the right of the issuer to borrow from the U.S. Treasury. Such obligations include securities issued by the Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Land Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
                      PORTFOLIO TURNOVER

         Each Portfolio has a different expected annual rate of portfolio turnover. Portfolio turnover is defined as the lesser of annual purchases or sales of portfolio securities divided by the monthly average of the value of the Portfolios' securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Notwithstanding increased brokerage commission expenses, particular holdings may be sold at any time if investment judgment or Portfolio operations make a sale advisable.

         For the fiscal years 1994, 1995, and 1996, the portfolio turnover rates for CRI Balanced were 43%, 163%, and 99%, respectively. For the same time periods, the portfolio turnover rates for CRI Capital Accumulation were 79%, 135%, and 124%, respectively. For the same time periods, the portfolio turnover rates for the Global Equity series were 84%, 90%, and 85%, respectively. For the period from inception (March 1, 1995) through December 31, 1995, and for fiscal year 1996, the portfolio turnover rates for Small Cap were 223% and 120%, respectively.

         No  Portfolio  turnover  rate can be  calculated  for
CRI Money Market due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of CRI Money Market because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

              PURCHASE AND REDEMPTION OF SHARES

         The Portfolios continuously offer their shares at prices equal to the respective net asset values of the Portfolios determined in the manner set forth below under
"Determination of Net Asset Value." The Portfolios offer their shares, without sales charge, only for purchase by various Insurance Companies for allocation to their Variable Accounts. It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolios, although currently neither the Insurance Companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance policy holders of any Insurance Company. The Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between such policyholders and to determine what action, if any, should be taken in response to any conflicts.

         The Portfolios are required to redeem all full and fractional shares for cash. The redemption price is the net asset value per share, which may be more or less than the original cost, depending on the investment experience of the Portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not practicable; or (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

               DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Portfolio of the Fund is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses are accrued daily, including the investment advisory fee. CRI Money Market attempts to maintain a constant net asset value of $1.00 per share; the net asset values of CRI Balanced, Global, Small Cap and Capital Accumulation fluctuate based on the respective market value of the Portfolio's investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Portfolio's net asset value per share is determined by dividing that Portfolio's total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding.

         The assets of CRI Balanced, Global Equity, Capital Accumulation and Small Cap are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Directors. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Portfolio's net asset value does not take place for contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars at last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value consideration by the Directors or their delegates.

         CRI Money Market's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

         Rule 2a-7 under the Investment Company Act of 1940 permits CRI Money Market's assets to be valued at amortized cost if the Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of thirteen months or less. Rule 2a-7 requires, as a condition of its use, that CRI Money
Market invest only in obligations determined by the Directors to be of good quality with minimal credit risks and requires the Directors to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include
review  of  the   Portfolio's   investment   holdings  by  the
Directors, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Directors will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based upon available market quotations.

                            TAXES

         In 1996 the Portfolios qualified, and in 1997 the Portfolios intend to qualify, as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code (the "Code"). To qualify for treatment as a regulated investment company, each Portfolio must, among other things, have assets that meet certain requirements specified in the Code and (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains (without deduction for losses) from the sale or other disposition of stock or securities, and (ii) derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of stock or securities held less than three months. If the Portfolio distributes substantially all of its net ordinary and capital gains income, the Portfolio qualifies as a regulated investment company and is relieved from paying federal income tax on amounts distributed. Each Portfolio will be taxed as a separate entity.

         Since the shareholders of the Portfolios are Insurance Companies, this Statement of Additional
Information does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

            CALCULATION OF YIELD AND TOTAL RETURN

CRI Money Market: Yield

         From time to time CRI Money Market advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of CRI Money Market refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. CRI Money Market's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

     Effective yield = [(base period return) + 1]365/7- 1

         For the seven-day period ended December 31, 1996, CRI Money Market's yield was 4.88% and its effective yield was 5.00%.

         The yield of the Money Market Portfolio will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

CRI  Balanced,  Global,  Capital  Accumulation  and Small Cap:
Total Return and Other Quotations

         CRI Balanced, Global, Capital Accumulation and Small Cap may each advertise "total return." Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial
$1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

         Total return is computed according to the following formula:

                       P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period. Total return is historical in nature and is not intended to indicate future performance. Total return for the Series for the periods indicated are as follows:

Periods Ended
December 31, 1996                          SEC Average Annual Return
============================================================================
CRI Balanced
One Year                                             12.62%
Five Years                                           10.45%
Ten Years                                            11.11%

CRI Global Equity
One Year                                             14.99%
From Inception1                                      10.71%

CRI Capital Accumulation (formerly
known as CRI Ariel)
One Year                                              7.40%
Five Years                                           10.55%
From Inception2                      11.10%

CRI Small Cap
(formerly known as CRI Strategic
Growth)
One Year                                             34.46%
From Inception3                      24.04%


         Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

                INVESTMENT ADVISORY AGREEMENT

         The Investment Advisory agreement between the Fund's original investment advisor, Acacia Investment Management Corporation, and the Fund regarding CRI Balanced was approved by the Fund's Board of Directors, including a majority of the Directors who were not interested persons of Acacia Investment Management Corporation, and by the shareholder of the Portfolio. The Investment Advisory Agreement was also approved on July 9, 1986, by Acacia
National pursuant to the instructions of variable annuity and variable life insurance policyowners. On February 29, 1988, Calvert Asset Management Company, Inc. acquired all the assets and liabilities of Acacia Investment Management Corporation, including the rights and duties under the Advisory Agreement, pursuant to merger (see "Investment
Advisor"). An amendment to the Investment Agreement adding CRI Money Market and Global were presented to the Fund's Board for approval in May 1992. Unless earlier terminated as described below, the Agreement will remain in effect indefinitely if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, including a majority of the outstanding shares of each Portfolio, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio.

         The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material changed in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

         The   investment   advisory  fee   described  in  the
Prospectus   will  be  accrued  daily  and  allocated  to  the
various Portfolios on the basis of the size of the respective Portfolio, as determined each day. There is no assurance that the Portfolio will reach a net asset level high enough to realize reduction to each Portfolio regardless of size on a "uniform percentage" basis. Determination of the portion of the net assets of each Portfolio to which a reduced rate is applicable is made by multiplying the net assets of that Portfolio by the "uniform percentage," which is derived by dividing the amount of the combined assets of all Portfolios to which such rate applies by such combined assets.

         The Investment Advisory Agreement provides that the Advisor will not be liable to the Portfolio or to any shareholder or policy owner for any error of judgment or mistake of law or for any loss suffered by the Portfolio or by any shareholder or policy owner in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the advisor in the performance of its duties thereunder.

         For the Fund's fiscal years ended December 31, 1994, 1995, and 1996, respectively, CRI Balanced paid CAM fees of $425,429, $610,216, and $963,829. For 1994, 1995, and 1996, respectively, CRI Money Market paid investment adviser fees of $14,484, $27,591, and $24,348, respectively. For 1994, CRI Global paid investment advisory fees of $46,185, and received expense reimbursements from CAM of $307. In 1995, CRI Global paid CAM $93,418, and received expense reimbursements from CAM of $36,720. In 1996, CRI Global paid CAM $122,600, and received expense reimbursements from CAM of $27,740. For 1994, 1995, and 1996, CRI Capital Accumulation (formerly CRI Ariel) paid investment advisory fees of $39,358, $55,003, and $126,374.
For fiscal year 1996, CRI Small Cap paid CAM $28,564, and received expense reimbursements from CAM of $3,794.

Securities Activities of the Investment Advisor

         Securities held by the Portfolios may also be held by the Insurance Companies, their separate accounts or mutual funds for which the Investment Advisor or a Subadvisor acts as an investment advisor. Because of different investment objectives or other factors, any of these parties may buy shares of the Portfolios when one or more other clients are selling the same security. Such transactions will be done in a manner deemed equitable to all parties. To the extent that such transactions increase the demand for a Portfolio's shares, there may be an effect on share prices.

         When deemed to be in the best interest of the Portfolios, the Investment Advisors or Subadvisors may aggregate the securities with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisor or Subadvisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to the other accounts or companies involved. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Payment of Expenses

         In addition to the portfolio management and investment advice described above, CAM also is obligated to perform certain administrative and management services and to provide all executive, administrative, clerical and other personnel necessary to operate the Portfolio and to pay the salaries of all these persons. CAM will furnish the Portfolio with office space, facilities, and equipment and pay the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment. Legal, accounting and all other expenses incurred in the organization of the Portfolio, including costs of registering under federal and state securities laws, will also be paid by CAM except with respect to those administrative services provided by Calvert Administrative Services Company to CRI Global, CRI Capital Accumulation, and CRI Small Cap pursuant to their Administrative Services Agreements.

         Expenses of the Fund will be accrued daily. Expenses that the respective Portfolios of the Fund will pay individually include, but are not limited to the following: brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities, printing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent, and other expenses attributable to a particular Portfolio. Expenses which will be allocated to the various Portfolios on the basis of the size of the respective portfolio, determined each day, include legal and auditing fees, expenses of shareholder and director meetings, independent director fees, bookkeeping expenses related to shareholder accounts, insurance charges, cost of printing and mailing shareholder reports and proxy statements, the cost to pay dividends and capital gain distributions, the costs of printing and mailing registration statements, the cost to pay dividends and capital gain distributions, the costs of printing and mailing registration statements and updated prospectuses to current shareholders, and the fees of any trade association of which the Portfolio is a member. Expenses resulting form legal actions involving the Portfolio and any amount for
which  it  may  be  obligated  to  indemnify   its   officers,
directors and employees, may either be directly applicable to particular Portfolios or allocated on the basis of the size of the respective Portfolios, depending on the nature of the legal action.

Securities Transactions and Brokerage

         The  Investment  Advisor,   and  in  some  cases  the
Subadvisor, is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of each Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, the size of the transaction, and difficulty of execution. While the Investment Advisor and Subadvisors generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

         If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, the Portfolio will deal, where possible, with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. These "market makers" usually act as principals for their own account. On occasion, the Portfolios may purchase securities directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of Portfolio securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Advisor and Subadvisors under the direction and supervision of the Board of Directors. The Advisor and Subadvisors select broker-dealers on the basis of their professional capability and the value and quality of their services. The Advisor and Subadvisor reserve the right to place orders for the purchase or sale of portfolio securities with broker-dealers that have sold shares of the Portfolios or that provide the Portfolios with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor and the Subadvisors, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve materially to reduce the Advisor's or Subadvisor's normal research activities or expenses.

         The Advisors and Subadvisors may also execute portfolio transactions with or through broker-dealers that have sold shares of the Portfolio. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Portfolio shares sold. The Advisors or Subadvisors may compensate such broker-dealers at their own expense in consideration of their promotional and administrative services.

                    DIRECTORS AND OFFICERS

         The directors and officers of the Fund and their principal occupations are set forth below. Directors and Officers who are active employees of the Investment Advisor or its affiliates will not receive any additional compensation for their services to the Fund.
         1 CHARLES E. DIEHL, Director. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1658 Quail Hollow Court, McLean, Virginia 22101. DOB: 10/13/22.
         ARTHUR J. PUGH, Director. Mr. Pugh also serves as a Director of Acacia Federal Savings Bank. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030. DOB: 09/24/37.
         SOUTH TRIMBLE, III, Director. Mr. Trimble has been a partner in the law firm of Reasoner, Davis & Fox since 1956. Address: 888 17th Street, N.W., Suite 800, Washington, DC 20006. DOB: 06/25/25.
         FRANK H. BLATZ, JR., Esq., Director. Mr. Blatz is a partner in the law firm of Abrams, Blatz, Gran, Hendricks, & Reina, P.A. He is also a director/trustee of The Calvert Fund, Calvert Cash Reserves d/b/a Money Management Plus, First Variable Rate Fund, Calvert Tax-Free Reserves, and Calvert Municipal Fund, Inc. Address: 900 Oak Tree Road, South Plainfield, New Jersey 07080. DOB: 10/29/35.
         1 RONALD M. WOLFSHEIMER, Treasurer. Mr. Wolfsheimer is an officer of each of the Calvert Group Funds. He is also Senior Vice President and Controller of Calvert Group, Ltd. and its affiliated companies. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C.
         1 WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is General Counsel, Secretary, and
Senior  Vice  President  of  Calvert  Group,   Ltd.,  and  its
subsidiaries, and is an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., and is an officer of Acacia National Life Insurance Company.
         1 RENO J. MARTINI, Senior Vice President. Mr. Martini is Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and officer of Calvert-Sloan Advisers, L.L.C.
         1 DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds.
         1 SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and
Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.
         1 KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers,
L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
10/21/56.
         1  LISA  CROSSLEY,   Esq.,  Assistant  Secretary  and
Compliance Officer. Ms. Crossley is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 12/31/61.
         1 IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 09/07/68..

         The address of Directors and Officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors and Officers as a group beneficially own less than 1% of the outstanding shares of the Fund.
         During fiscal 1996, directors of the Fund not affiliated with the Fund's Advisor were paid $435 by CRI Money Market, $11,108 by CRI Balanced, $40,000 by CRI Global Equity, $1,259 by CRI Capital Accumulation and $150 by CRI Small Cap. Each Director of the Fund who is not affiliated with the Advisor receives a meeting fee of $750 for each Board meeting attended; such fees are allocated among the Series based upon their relative net assets. Directors not on any other Calvert Group Fund Boards receive an annual fee of $3,000.
         Directors of the Fund not affiliated with the Fund's Advisor ("noninterested persons") may elect to defer receipt of all or a percentage of their annual fees and invest them in any fund in the Calvert Family of Funds through the Directors/Trustees Deferred Compensation Plan
(shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

        Director Compensation Table - Fiscal Year 1996

                  Aggregate       Pension or           Total Compensation
                  Compensation    Retirement Benefits  from Registrant and
                  from Fund for   Accrued as part of   Fund Complex paid to
Name of Director  service as      Fund Expenses5       Directors6
                  Director
------------------------------------------------------------------------------
Frank H. Blatz,   $2,575          $2,575               $37,875
Jr.
Charles E. Diehl  $2,500          $2,500               $35,475
Arthur J. Pugh    $2,639          $2,639               $36,736
South Trimble,    $5,750          $5,750               $  5,750
III

                    METHOD OF DISTRIBUTION

         The Fund has entered into an agreement with Calvert Distributors, Inc. ("CDI") whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a fee from the Fund of $15,000 per year. However, in the past CDI has waived this fee. No associated person or broker-dealer may have an interest in the fees payable to CDI. CDI is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CDI and the broker-dealers.

                        TRANSFER AGENT

         Calvert Shareholder Services, Inc., an affiliate of the Advisor, serves as transfer agent. It receives a fee, from the Fund, of 0.03% of average annual assets of the Portfolio, payable monthly.

                     GENERAL INFORMATION

         The Fund was incorporated in Maryland on September 27, 1982. The authorized capital stock of the Fund consists of three hundred fifty million shares of stock, par value of $1.00 per share. The Fund's Board of Directors may, from time to time, authorize the issuance of additional shares having the descriptions, powers and rights, and the qualifications, limitations, and restrictions thereof, as the Board of Directors may determine. The Board of Directors may also change the designation of any portfolio and may increase or decrease the number of shares of any portfolio, but may not decrease the number of shares of any Portfolio below the number of shares of that portfolio then outstanding. All shares of common stock have equal voting rights (regardless of the net asset value per share) except that only shares of the respective portfolio are entitled to vote on matters concerning only that portfolio. Pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective portfolio and, upon liquidation or dissolution, in net assets of such portfolio remaining after satisfaction of outstanding liabilities. The shares of each portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any portfolio are entitled to redeem their shares as set forth above under "Purchase and
Redemption of Shares." The shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

         The Fund's Board of Directors has adopted a "proportionate voting" policy, meaning that Insurance
Companies will vote all of the Fund's shares, including shares the Insurance Companies hold, in return for providing the Fund with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners.

          REPORTS TO SHAREHOLDERS AND POLICYHOLDERS

         The Fund will issue unaudited semi-annual reports showing the Fund's investments and other information, and it will issue annual reports containing financial statements audited by independent certified public auditors.

                    ADDITIONAL INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                     FINANCIAL STATEMENTS

         The audited financial statements for the Fund included in the Annual Report to Shareholders dated December 31, 1996, are expressly incorporated by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling the Fund.

            INDEPENDENT ACCOUNTANTS AND CUSTODIANS

         The Board of Directors has appointed Coopers & Lybrand, L.L.P. as the Fund's independent accountants for fiscal year 1997. State Street Bank and Trust Company of Boston, Massachusetts is custodian of the Fund's assets. First National Bank of Maryland acts as custodian of certain of the Fund's cash assets.

                           APPENDIX

Corporate Bond Ratings
Description of Moody's  Investors  Service  Inc.'s/Standard  &
Poor's municipal bond ratings:

         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper Ratings
Moody's Investors Services, Inc.

         A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the inherent uncertain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

         Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2, and 3 to denote relative strength within this classification.



--------
1Average annual total return from June 30, 1992.
2Average annual total return from July 16, 1991.
3Average annual total return from March 15, 1995.
1 Directors or Officers deemed to be "interested persons" of the fund, as defined in the Investment Company Act of 1940.

5 No Directors have chosen to defer a portion of their
 compensation.
6 As of December 31, 1996, the Fund Complex consists of nine
 (9) registered investment companies.